SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: April 27, 2013

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
Incorporation or organization)		Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2013, Corinthian Colleges, Inc. (the “Company”) issued a press release announcing financial results for its third quarter ended March 31, 2013. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 27, 2013, the Board of Directors of the Company, following the unanimous recommendation of the Nominating and Corporate Governance Committee, appointed Leon Panetta and Marc Morial as new directors of the Company, effective immediately, with terms of office expiring at the Company’s Annual Meeting of Stockholders scheduled for November 2013.

The Honorable Leon Panetta served in the Obama Administration as U.S. Secretary of Defense from 2011 to 2013 and as Director of the Central Intelligence Agency from 2009 to 2011.  Previously, he was White House Chief of Staff and Director of the Office of Management and Budget under President Bill Clinton.  For 16 years, from 1977 to 1993, Secretary Panetta was a member of the U.S. House of Representatives representing California’s 16th district, which included Monterey, San Benito, and parts of San Luis Obispo and Santa Cruz.  Secretary Panetta previously served on the Company’s Board of Directors from August 2008 until February 2009.

Marc Morial currently serves as President and CEO of the National Urban League, one of the nation’s largest and most influential civil rights organizations, a position he has held since 2003. Mr. Morial previously served as mayor of New Orleans, Louisiana from 1994 to 2002.

Both Secretary Panetta and Mr. Morial will be entitled to receive the non-employee director compensation outlined in Exhibit 10.3 to the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 3, 2010, which description is incorporated herein by reference.

A copy of the press releases issued by the Company on April 30, 2013, announcing the appointments of Secretary Panetta and Mr. Morial to the Company’s Board of Directors, are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits are listed in the Exhibit Index to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

April 30, 2013	/s/ Robert C. Owen
Robert C. Owen
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release of the Company issued April 30, 2013, announcing financial results.

99.2	Text of press release of the Company issued April 30, 2013 announcing the appointment of Leon Panetta to the Company’s Board of Directors.

99.3	Text of press release of the Company issued April 30, 2013 announcing the appointment of Marc Morial to the Company’s Board of Directors.